Exhibit 99.1

Contacts:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Kevin LeBlanc	Jacqueline Chen Valencia
	Director of Investor Relations	Senior Vice President – Marketing & Communications
	(225) 292-2031	(225) 299-3688
	kevin.leblanc@amedisys.com	jacqueline.chen@amedisys.com

AMEDISYS REPORTS FOURTH QUARTER FINANCIAL RESULTS

ISSUES 2013 GUIDANCE

AMEDISYS TO HOST CONFERENCE CALL TODAY AT 10:00 A.M. ET

BATON ROUGE, Louisiana (March 12, 2013) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the fourth quarter and year ended December 31, 2012 and issued 2013 guidance.

Three-Month Periods Ended December 31, 2012 and 2011

•

After adding back $153.4 million and $11.3 million ($113.9 million and $7.1 million, net of income tax ) or $3.75 and $0.24 per diluted share for certain items* in 2012 and 2011, the following would have been our adjusted results**:

•	Net service revenue of $362.9 million compared to $370.3 million in 2011, a decrease of $7.4 million or 2.0%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $7.2 million compared to $14.5 million in 2011, a decrease of 50.5%.

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.23 compared to $0.49 per diluted share in 2011, a decrease of 53.1%.

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $23.3 million compared to $35.9 million in 2011, a decrease of 35.1%.

Twelve-Month Periods Ended December 31, 2012 and 2011

•

After adding back $159.5 million and $588.7 million ($115.1 million and $441.7 million, net of income tax) or $3.83 and $15.36 per diluted share for certain items* in 2012 and 2011, the following would have been our adjusted results**:

•	Net service revenue of $1,487.9 million compared to $1,463.6 million in 2011, an increase of $24.3 million or 1.7%.

•	Net income from continuing operations attributable to Amedisys, Inc., of $32.8 million compared to $66.8 million in 2011, a decrease of 50.9%.

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $1.08 compared to $2.29 per diluted share in 2011, a decrease of 52.8%.

•	EBITDA of $103.2 million compared to $157.1 million in 2011, a decrease of 34.3%.

William F. Borne, Chief Executive Officer stated, “I’m pleased to report that after appropriate adjustments, we generated $1.00 in earnings per diluted share for the year, falling within the guidance we provided at both the beginning of the year and on our last earnings call. To better reflect core operations and as a basis to present adjusted results going forward, we have further adjusted earnings for legal costs associated with governmental investigations which were incurred in each quarter of the year and tax credits earned in the third quarter. On this basis, we earned $1.08 in earnings per diluted share for the year, compared to $2.29 per diluted share in 2011. In 2012, we faced another year of significant reimbursement cuts, slow industry growth, and limited acquisition opportunities. Yet, in addition to achieving guidance, we had a number of accomplishments including stabilizing our Medicare home health admissions, increasing our managed care business, lowering operating costs in the face of declining volumes, continuing development of our next generation operating system, and improving our capital structure.”

“Moving into 2013, in addition to a focus on growth, operational efficiency, and clinical excellence, we are making significant investments in technology and evolving our model of care. This differentiating strategy recognizes the changes taking place within the health care industry. We believe these investments will yield positive long-term results for our patients, our partners, employees and shareholders.”

2013 Guidance

•	Net service revenue is anticipated to be in the range of $1.425 billion to $1.45 billion.

•	Diluted earnings per share is expected to be in the range of $0.60 to $0.70 based on an estimated 31.5 million shares outstanding.

This guidance includes an estimate of legal costs associated with our on-going government investigations and anticipates that the 2% Medicare sequestration goes into effect April 1, 2013 on any admissions starting on or after that date.

We urge caution in considering the current trends and 2013 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends and guidance are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports

*	See footnote 2 on page 10 for explanation of these certain items.
**	See page 9 for the reconciliations of non-GAAP financial measures.

filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

Earnings Call and Webcast Information

To participate in the conference call, please call a few minutes before 10:00 a.m. ET on Tuesday, March 12, 2013, to either (877) 490-9717 (Toll free) or (704) 385-4855 (Toll), use conference ID #15174665. A replay of the conference call will be available through March 19, 2013. The replay dial in number is (855) 859-2056 (Toll free) or (404) 537-3406 (Toll), use conference ID #15174665.

The call will also be available through our website and for seven days thereafter at the following web address: http://investors.amedisys.com.

We are headquartered in Baton Rouge, Louisiana. Our common stock trades on the NASDAQ Global Select Market under the symbol “AMED.”

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, changes in or developments with respect to any litigation or investigations relating to the Company, including the SEC investigation and the U.S. Department of Justice Civil Investigative Demand and various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA plus certain items, adjusted net service revenue, defined as net service revenue plus certain items, adjusted net income from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. plus the certain items and adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share plus the earnings per share effect of certain items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	As of December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$14,545	$48,004
Patient accounts receivable, net of allowance for doubtful accounts of $20,994 and $17,438	169,172	148,061
Prepaid expenses	10,631	11,321
Other current assets	11,440	24,630

Total current assets	205,788	232,016
Property and equipment, net of accumulated depreciation of $113,154, and $94,266	156,709	148,536
Goodwill	209,594	334,695
Intangible assets, net of accumulated amortization of $23,457 and $20,611	47,050	50,067
Deferred tax asset	92,804	68,649
Other assets, net	18,650	24,322

Total assets	$730,595	$858,285

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$29,175	$25,475
Payroll and employee benefits	79,341	82,130
Accrued expenses	54,855	68,493
Current portion of long-term obligations	35,807	33,888
Current portion of deferred income taxes	5,609	11,748

Total current liabilities	204,787	221,734
Long-term obligations, less current portion	66,904	111,551
Other long-term obligations	4,671	4,852

Total liabilities	276,362	338,137

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 31,876,508 and 30,328,549 shares issued; and 31,086,619 and 29,639,735 shares outstanding	32	30
Additional paid-in capital	450,792	432,390
Treasury stock at cost, 789,889 and 688,814 shares of common stock	(17,116)	(15,770)
Accumulated other comprehensive income	15	13
Retained earnings	18,617	102,205

Total Amedisys, Inc. stockholders’ equity	452,340	518,868
Noncontrolling interests	1,893	1,280

Total equity	454,233	520,148

Total liabilities and equity	$730,595	$858,285

Statement of Operations Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2012	2011	2012	2011
Net service revenue	$362,949	$370,279	$1,487,905	$1,468,305
Cost of service, excluding depreciation and amortization	206,243	201,783	841,146	780,606
General and administrative expenses:
Salaries and benefits	84,325	85,361	339,528	332,536
Non-cash compensation	1,152	27	7,217	8,292
Other	48,573	48,591	188,514	184,819
Provision for doubtful accounts	5,441	3,780	21,676	13,514
Depreciation and amortization	10,004	10,169	39,926	38,558
Goodwill and other intangibles impairment charge	162,103	5,841	162,103	579,955

Operating expenses	517,841	355,552	1,600,110	1,938,280

Operating income (loss)	(154,892)	14,727	(112,205)	(469,975)
Other (expense) income:
Interest income	13	6	65	231
Interest expense	(6,111)	(2,129)	(12,169)	(8,822)
Equity in earnings from equity investments	604	380	1,695	1,494
Miscellaneous, net	3,636	6	3,917	(837)

Total other expense, net	(1,858)	(1,737)	(6,492)	(7,934)

(Loss) income before income taxes	(156,750)	12,990	(118,697)	(477,909)
Income tax (expense) benefit	34,808	(5,555)	21,397	103,076

(Loss) income from continuing operations	(121,942)	7,435	(97,300)	(374,833)
Discontinued operations, net of tax	(65)	(3,115)	(1,283)	(7,509)

Net (loss) income	(122,007)	4,320	(98,583)	(382,342)
Net loss (income) attributable to noncontrolling interests	15,195	(6)	14,995	(122)

Net (loss) income attributable to Amedisys, Inc.	$(106,812)	$4,314	$(83,588)	$(382,464)

Basic earnings per common share:
(Loss) income from continuing operations attributable to Amedisys, Inc. common stockholders	$(3.52)	$0.26	$(2.75)	$(13.07)
Discontinued operations, net of tax	—	(0.11)	(0.04)	(0.26)

Net (loss) income attributable to Amedisys, Inc. common stockholders	$(3.52)	$0.15	$(2.79)	$(13.33)

Weighted average shares outstanding	30,358	29,011	29,896	28,693

Diluted earnings per common share:
(Loss) income from continuing operations attributable to Amedisys, Inc. common stockholders	$(3.52)	$0.25	$(2.75)	$(13.07)
Discontinued operations, net of tax	—	(0.10)	(0.04)	(0.26)

Net (loss) income attributable to Amedisys, Inc. common stockholders	$(3.52)	$0.15	$(2.79)	$(13.33)

Weighted average shares outstanding	30,358	29,415	29,896	28,693

Amounts attributable to Amedisys, Inc. common stockholders:
(Loss) income from continuing operations	$(106,747)	$7,429	$(82,305)	$(374,955)
Discontinued operations, net of tax	(65)	(3,115)	(1,283)	(7,509)

Net (loss) income	$(106,812)	$4,314	$(83,588)	$(382,464)

Cash Flow Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2012	2011	2012	2011
Net cash provided by operating activities	$12,590	$36,917	$69,494	$141,210
Net cash used in investing activities	(19,744)	(12,047)	(59,993)	(180,710)
Net cash used in financing activities	(17,407)	(6,328)	(42,960)	(32,791)

Net (decrease) increase in cash and cash equivalents	(24,561)	18,542	(33,459)	(72,291)
Cash and cash equivalents at beginning of period	39,106	29,462	48,004	120,295

Cash and cash equivalents at end of period	$14,545	$48,004	$14,545	$48,004

Supplemental Information—Home Health

	For the Three-Month Periods Ended				For the Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Financial Information (in millions):
Medicare	$242.4	$241.0	$236.0	$233.2	$952.6
Non-Medicare	59.0	63.8	65.1	57.5	245.4

Net service revenue	301.4	304.8	301.1	290.7	1,198.0
Cost of service	172.0	174.3	175.9	168.9	691.1

Gross margin	129.4	130.5	125.2	121.8	506.9
Provision for doubtful accounts	5.0	4.1	4.8	3.9	17.8
Depreciation and amortization	3.5	3.6	3.7	3.1	13.9
Other operating expenses	89.3	86.5	87.3	87.7	350.8

Operating income before impairment (1)	$31.6	$36.3	$29.4	$27.1	$124.4

Key Statistical Data:
Medicare:
Same Store Volume (2)
Revenue	(8)%	(9)%	(6)%	(7)%	(7)%
Admissions	(2)%	2%	0%	1%	0%
Recertifications	(5)%	(7)%	(6)%	(12)%	(8)%
Admissions	51,153	50,490	49,395	49,552	200,590
Recertifications	35,794	35,299	35,217	32,732	139,042
Completed Episodes	82,204	83,403	81,745	82,223	329,575
Visits	1,625,473	1,620,174	1,571,071	1,490,536	6,307,254
Average revenue per completed episode (3)	$2,882	$2,891	$2,869	$2,853	$2,874
Visits per completed episode (4)	18.6	19.1	18.8	18.4	18.7
Non-Medicare:
Admissions:
Episodic	8,721	8,578	8,592	4,366	30,257
Non-episodic	14,471	15,248	15,570	17,470	62,759

Total	23,192	23,826	24,162	21,836	93,016
Recertifications:
Episodic	5,005	5,211	5,317	2,434	17,967
Non-episodic	4,726	5,560	6,238	7,909	24,433

Total	9,731	10,771	11,555	10,343	42,400
Visits:
Episodic	254,679	253,395	251,670	151,303	911,047
Non-episodic	249,719	288,663	298,524	326,493	1,163,399

Total	504,398	542,058	550,194	477,796	2,074,446
Total:
Cost per Visit	$80.76	$80.61	$82.90	$85.83	$82.45
Visits	2,129,871	2,162,232	2,121,265	1,968,332	8,381,700

Supplemental Information—Home Health (continued)

	For the Three-Month Periods Ended				For the Year Ended December 31, 2011
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Financial Information (in millions):
Medicare	$268.1	$267.2	$252.9	$249.5	$1,037.7
Non-Medicare	52.7	54.4	53.1	52.6	212.8

Net service revenue	320.8	321.6	306.0	302.1	1,250.5
Cost of service	167.1	164.2	167.2	165.5	664.0

Gross margin	153.7	157.4	138.8	136.6	586.5
Provision for doubtful accounts	3.2	2.1	3.9	3.1	12.3
Depreciation and amortization	3.1	3.8	3.6	3.5	14.0
Other operating expenses	85.2	83.0	85.1	86.9	340.2

Operating income before impairment (1)	$62.2	$68.5	$46.2	$43.1	$220.0

Key Statistical Data:
Medicare:
Same Store Volume (2)
Revenue	(16)%	(16)%	(15)%	(15)%	(15)%
Admissions	(1)%	(5)%	(6)%	(7)%	(5)%
Recertifications	(13)%	(6)%	(3)%	(5)%	(7)%
Admissions	53,401	50,385	49,835	48,982	202,603
Recertifications	38,183	38,575	37,949	37,411	152,118
Completed Episodes	86,373	87,528	84,454	84,481	342,836
Visits	1,675,730	1,659,890	1,644,181	1,586,743	6,566,544
Average revenue per completed episode (3)	$3,055	$3,049	$2,994	$3,010	$3,027
Visits per completed episode (4)	18.5	18.9	18.6	18.9	18.7
Non-Medicare:
Admissions:
Episodic	8,006	7,510	7,377	7,903	30,796
Non-episodic	10,546	10,456	10,930	11,152	43,084

Total	18,552	17,966	18,307	19,055	73,880
Recertifications:
Episodic	5,078	5,217	5,378	5,154	20,827
Non-episodic	4,241	4,380	4,277	4,535	17,433

Total	9,319	9,597	9,655	9,689	38,260
Visits:
Episodic	233,065	244,558	236,855	235,412	949,890
Non-episodic	197,808	201,081	203,667	201,809	804,365

Total	430,873	445,639	440,522	437,221	1,754,255
Total:
Cost per Visit	$79.31	$77.98	$80.24	$81.75	$79.80
Visits	2,106,603	2,105,529	2,084,703	2,023,964	8,320,799

(1)	Operating loss of $134.5 million and $37.2 million on a GAAP basis for the quarter and year ended December 31, 2012, respectively. Operating loss of $527.8 million, operating income of $37.3 million and operating loss of $359.9 million on a GAAP basis for the quarter ended September 30, 2011, the quarter ended December 31, 2011 and the year ended December 31, 2011, respectively.
(2)	Medicare revenue, admissions or recertifications growth is the percent increase (decrease) in our Medicare revenue, admissions or recertifications for the period as a percent of the Medicare revenue, admissions or recertifications of the prior period.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information – Hospice

	For the Three-Month Periods Ended				For the Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Financial Information (in millions):
Medicare	$65.3	$69.8	$70.6	$68.1	$273.8
Non-Medicare	4.1	3.9	3.9	4.2	16.1

Net service revenue	69.4	73.7	74.5	72.3	289.9
Cost of service	36.5	38.0	38.2	37.3	150.0

Gross margin	32.9	35.7	36.3	35.0	139.9
Provision for doubtful accounts	0.8	0.6	1.0	1.5	3.9
Depreciation and amortization	0.3	0.3	0.5	0.4	1.5
Other operating expenses	16.6	18.0	19.2	18.6	72.4

Operating income before impairment (1)	$15.2	$16.8	$15.6	$14.5	$62.1

Key Statistical Data:
Same store Medicare revenue growth (2)	17%	22%	13%	3%	13%
Hospice admits	4,902	4,891	4,706	4,662	19,161
Average daily census	5,190	5,497	5,615	5,405	5,427
Revenue per day	$147.07	$147.36	$144.17	$145.31	$145.94
Cost of service per day	$77.10	$75.78	$74.03	$74.92	$75.43
Average length of stay	91	95	102	105	99

	For the Three-Month Periods Ended				For the Year Ended December 31, 2011
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Financial Information (in millions):
Medicare	$36.1	$43.7	$60.4	$64.3	$204.5
Non-Medicare	2.4	3.1	3.9	3.9	13.3

Net service revenue	38.5	46.8	64.3	68.2	217.8
Cost of service	20.2	25.2	34.9	36.3	116.6

Gross margin	18.3	21.6	29.4	31.9	101.2
Provision for doubtful accounts	(0.1)	0.2	0.4	0.7	1.2
Depreciation and amortization	0.1	0.2	0.2	0.2	0.7
Other operating expenses	9.4	10.8	14.5	15.3	50.0

Operating income	$8.9	$10.4	$14.3	$15.7	$49.3

Key Statistical Data:
Same store Medicare revenue growth (2)	20%	21%	17%	17%	19%
Hospice admits	3,163	3,702	4,589	4,435	15,889
Average daily census	3,126	3,746	4,879	5,010	4,197
Revenue per day	$136.87	$137.34	$143.17	$147.91	$142.14
Cost of service per day	$71.89	$73.99	$77.32	$78.20	$75.85
Average length of stay	88	86	86	93	88

(1)	Operating income of $14.0 million and $61.6 million on a GAAP basis for the quarter and year ended December 31, 2012, respectively.
(2)	Same store Medicare revenue growth is the percent increase in our Medicare revenue for the period as a percent of the Medicare revenue of the period.

Supplemental Information – Corporate

	For the Three-Month Periods Ended				For the Year Ended December 31, 2012
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Financial Information (in millions):
Depreciation and amortization	6.3	6.0	5.8	6.4	24.5
Other operating expenses	28.0	31.6	24.6	27.9	112.1

Operating income	$(34.3)	$(37.6)	$(30.4)	$(34.3)	$(136.6)

	For the Three-Month Periods Ended				For the Year Ended December 31, 2011
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Financial Information (in millions):
Depreciation and amortization	6.0	5.6	5.9	6.4	23.9
Other operating expenses	35.1	33.2	35.4	31.8	135.5

Operating income	$(41.1)	$(38.8)	$(41.3)	$(38.2)	$(159.4)

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED KEY STATISTICAL DATA AND

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands, except key statistical data)

(Unaudited)

	For the Three-Month Periods Ended December 31,		For the Year Ended December 31,
	2012	2011	2012	2011
Key Statistical Data:
General
Number of home health care centers	435	439	435	439
Number of hospice care centers	97	87	97	87
Number of care centers acquired (1)	—	1	11	23
Number of care centers opened as start-up locations (1)	4	2	7	12
Days revenue outstanding, net (2)	41.5	35.3	41.5	35.3

(1)	Includes both home health and hospice care centers.
(2)	Our calculation of days revenue outstanding, net at December 31, 2012 and 2011 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month-period ended December 31, 2012 and 2011, respectively.

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended December 31,		For the Year Ended December 31,
	2012	2011	2012	2011
Net (loss) income from continuing operations attributable to Amedisys, Inc.	$(106,747)	$7,429	$(82,305)	$(374,955)
Add:
Provision for income taxes	(34,808)	5,555	(21,397)	(103,076)
Interest expense, net	6,098	2,123	12,104	8,591
Depreciation and amortization	10,004	10,169	39,926	38,558

EBITDA (1)	$(125,453)	$25,276	$(51,672)	$(430,882)

Add:
Certain items (2)	153,417	11,314	159,507	588,734
Debt fees (2)	(4,681)	—	(4,681)	—
Intangible write-off (2)	—	(737)	—	(737)

Adjusted EBITDA (3)	$23,283	$35,853	$103,154	$157,115

Adjusted Net Service Revenue Reconciliation

	For the Three-Month Periods Ended December 31,		For the Year Ended December 31,
	2012	2011	2012	2011
Net service revenue	$362,949	$370,279	$1,487,905	$1,468,305
Add:
Certain items (2)	—	—	—	(4,733)

Adjusted net service revenue (4)	$362,949	$370,279	$1,487,905	$1,463,572

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Year Ended December 31,
	2012	2011	2012	2011
Net income (loss) from continuing operations attributable to Amedisys, Inc.	$(106,747)	$7,429	$(82,305)	$(374,955)
Add:
Certain items (2)	113,944	7,097	115,065	441,739

Adjusted net income from continuing operations attributable to Amedisys, Inc. (5)	$7,197	$14,526	$32,760	$66,784

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended December 31,		For the Year Ended December 31,
	2012	2011	2012	2011
Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	$(3.52)	$0.25	$(2.75)	$(13.07)
Add:
Certain items(2)	3.75	0.24	3.83	15.36

Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share(6)	$0.23	$0.49	$1.08	$2.29

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the certain items for the three-months and years ended December 31, 2012 and 2011 (amounts in thousands, except per share data):

	For the Three-Month Periods Ended December 31, 2012			For the Twelve-Month Periods Ended December 31, 2012
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Goodwill and other intangibles impairment charge	$162,103	125,130	4.12	162,103	125,130	4.17
Non-controlling interests portion of impairment charges	(14,874)	(14,874)	(0.49)	(14,874)	(14,874)	(0.50)
Severance	2,244	1,337	0.04	2,244	1,318	0.04
Lease terminations	463	276	0.01	463	272	0.01
Debt costs	4,681	2,790	0.09	4,681	2,750	0.09
Lawsuit settlement	(3,604)	(2,148)	(0.06)	(3,604)	(2,117)	(0.06)
Legal fees	2,404	1,433	0.04	8,494	4,990	0.16
State tax credits	—	—	—	—	(2,404)	(0.08)

Total	$153,417	$113,944	$3.75	$159,507	$115,065	$3.83

	For the Three-Month Periods Ended December 31, 2011			For the Twelve-Month Periods Ended December 31, 2011
	(Income) Expense	Net	Diluted EPS	Income (Expense)	Net	Diluted EPS
CMS Bonus	$—	$—	$—	$(4,733)	$(2,864)	$(0.10)
Goodwill and other intangibles impairment charge	5,841	3,897	0.13	579,955	438,464	15.25
Valuation allowance adjustment	—	—	—	—	(1,924)	(0.07)
Severance	1,559	898	0.04	3,268	1,949	0.07
Exit activities related to continuing operations	2,502	1,489	0.05	3,370	2,014	0.07
Legal fees	1,412	813	0.02	7,125	4,250	0.15
Certain costs	—	—	—	(251)	(150)	(0.01)

Total	$11,314	$7,097	$0.24	$588,734	$441,739	$15.36

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization plus certain items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 2. Adjusted net service revenue should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net service revenue may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(5)	Adjusted net income from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. plus certain items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(6)	Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted earnings (loss) from continuing operations per share plus the earnings per share effect of certain items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.